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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                _________________

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 18, 2003



                                                      _________________


                             MEADE INSTRUMENTS CORP.
                             -----------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                                               95-2988062
          --------                                               ----------
(STATE OR OTHER JURISDICTION OF                                (IRS EMPLOYER
       INCORPORATION)                                        IDENTIFICATION NO.)

                                     0-22183
                                     -------
                            (COMMISSION FILE NUMBER)

       6001 OAK CANYON, IRVINE, CA                                 92618
       ---------------------------                                 -----
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                 (949) 451-1450
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 6001 OAK CANYON
                                IRVINE, CA 92618
                                ----------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                                _________________


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 18, 2003, Meade Instruments Corp. issued a press release announcing its operating results for the quarterly period ended November 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  JANUARY 15, 2003               MEADE INSTRUMENTS CORP.






                                       /S/ MARK D. PETERSON
                                       -----------------------------------------
                                       MARK D. PETERSON
                                       SENIOR VICE PRESIDENT AND GENERAL COUNSEL



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                                INDEX OF EXHIBITS


Number       Exhibit
------       -------

99.1         Press release, dated December 18, 2003, issued by Meade Instruments
             Corp.





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